Exhibit 10.5

MICROMUSE INC.

1998 EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JULY 27, 2005)

i

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP	6
(a) Five Percent Limit	6
(b) Dollar Limit	6

SECTION 10. RIGHTS NOT TRANSFERABLE	7

SECTION 11. NO RIGHTS AS AN EMPLOYEE	7

SECTION 12. NO RIGHTS AS A STOCKHOLDER	7

SECTION 13. SECURITIES LAW REQUIREMENTS.	8

SECTION 14. STOCK OFFERED UNDER THE PLAN	8
(a) Authorized Shares	8
(b) Anti-Dilution Adjustments	8
(c) Reorganizations	8

SECTION 15. AMENDMENT OR DISCONTINUANCE	8

SECTION 16. GOVERNING LAW	9

SECTION 17. DEFINITIONS	9
(a) Accumulation Period	9
(b) Affiliate	9
(c) Board	9
(d) Code	9
(e) Committee	9
(f) Company	9
(g) Compensation	9
(h) Corporate Reorganization	9
(i) Eligible Employee	9
(j) Exchange Act	10
(k) Fair Market Value	10
(l) IPO	10
(m) Non-423 Plan	10
(n) Offering Period	10
(o) Participant	10
(p) Participating Company	10
(q) Plan	10
(r) Plan Account	11
(s) Purchase Price	11
(t) Section 423 Plan	11
(u) Stock	11
(v) Subsidiary	11

SECTION 18. SUB-PLAN	12

SECTION 19. EXECUTION	14

ii

MICROMUSE INC.

1998 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE OF THE PLAN.

The Plan was adopted by the Board on January 20, 1998, effective as of the date of the IPO. The Plan was most recently amended and restated effective as of July 27, 2005. Eligible Employees not participating in the Plan as of February 1, 2005 are eligible to participate in the Sub-Plan to the Micromuse Inc. 1998 Employee Stock Purchase Plan for New Participants as of February 1, 2005 (“Sub-Plan”), attached hereto as Section 18. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to qualify under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such requirements. In addition, this Plan document authorizes the grant of options under a non-423 plan which do not qualify under Section 423 of the Code pursuant to rules, procedures or sub-plans adopted by the Board or the Committee designed to achieve tax or other desired objectives.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3. COMMITTEE RULES FOR FOREIGN JURISDICTIONS AND THE NON-423 PLAN

(a) Special Rules and Procedures. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local legal requirements.

(b) Non-423 Plan. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations, which rules, procedures or sub-plans may be designed to be outside the scope of Code Section 423. The terms of such rules, procedures or sub-plans may take precedence over other provisions of this Plan, with the exception of Section

14, but unless otherwise expressly superseded by the terms of such rule, procedure or sub-plan, the provisions of this Plan shall govern the operation of the Plan. To the extent inconsistent with the requirements of Code Section 423, such rules, procedures or sub-plans shall be considered part of the Non-423 Plan, and the options granted thereunder shall not be considered to comply with Section 423.

SECTION 4. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each August 1 and February 1, except that the first Offering Period shall commence on the date of the IPO and end on January 31, 2000. (Please note: This sub-section does not apply to Participants who enroll on or after February 1, 2005, please refer to Section 18. Sub-Plan.)

(b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each August 1 and February 1, except that the first Accumulation Period shall commence on the date of the IPO and end on July 31, 1998. The duration and timing of Accumulation Periods may be changed or modified by the Committee. (Please note: This sub-section does not apply to Participants who enroll on or after February 1, 2005, please refer to Section 18. Sub-Plan.)

(c) Enrollment. Unless otherwise permitted by the Committee, any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. Unless otherwise permitted by the Company, the enrollment form shall be filed with the Company at the prescribed location not later than 10 business days prior to the commencement of such Offering Period.

(d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. To the extent that a Participant withdraws from the Plan and wishes to become a Participant again after the February 1, 2005 Offering Period has begun, that individual will be enrolled in the Sub-Plan. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

(e) Applicable Offering Period. (Please note: This sub-section does not apply to Participants who enroll on or after February 1, 2005, please refer to Section 18. Sub-Plan.)

For purposes of calculating the Purchase Price under Section 8(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period or (B) the end of his or her participation under Subsection (d) above.

(ii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period. However, to the extent that a Participant reaches the end of an Offering Period after February 1, 2005, such Participant shall automatically be re-enrolled in the Sub-Plan for the Offering Period that commences immediately after the end of the prior Offering Period under the Plan.

(f) Equal Rights and Privileges. All Eligible Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5); provided, however, that Eligible Employees participating in the Non-423 Plan by means of rules, procedures or sub-plans adopted pursuant to Section 3(b) need not have the same rights and privileges as Eligible Employees participating in the Section 423 Plan. The Board may impose restrictions on eligibility and participation of eligible Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

SECTION 5. EMPLOYEE CONTRIBUTIONS.

(a) Frequency of Payroll Deductions. Unless otherwise determined by the Committee, a Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b) Amount of Contributions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to contribute for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c) Changing Contribution Rate. If a Participant wishes to change the rate of contributions to the Plan, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(d) Discontinuing Contributions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Contributions shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

(e) Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period.

SECTION 6. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, contributions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest unless otherwise required under local law. No partial withdrawals shall be permitted.

(b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period as described in Section 4.

SECTION 7. CHANGE IN EMPLOYMENT STATUS.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form as permitted by the Company or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation or otherwise contributed under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes, unless otherwise required under local law. No interest shall be credited to Plan Accounts, unless otherwise required under local law.

(b) Purchase Price. (Please note: This sub-section does not apply to Participants who enroll on or after February 1, 2005, please refer to Section 18. Sub-Plan.)

The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

(i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

(ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

(c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,250 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property to the extent permitted under local law.

(f) Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Accumulation Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest, unless otherwise required under local law.

(g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

(ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii) Each Participant shall be deemed to have the right to purchase 1,250 shares of Stock under this Plan with respect to each Accumulation Period.

(b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

(ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

SECTION 13. SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, any applicable foreign law and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14. STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 300,000, subject to adjustment pursuant to this Section 14. Such number shall automatically be increased by 160,000 shares on the first day of each fiscal year of the Company, commencing with October 1, 1999, subject to adjustment pursuant to this Section 14.

(b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 1,250-share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders or a similar event.

(c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15. AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 16. GOVERNING LAW.

This Plan shall be governed by Delaware law, without regard to that State’s choice of law rules.

SECTION 17. DEFINITIONS.

(a) “Accumulation Period” means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

(b) “Affiliate” means any (i) Subsidiary and (ii) any other entity in which the Company has an equity interest.

(c) “Board” means the Board of Directors of the Company, as constituted from time to time.

(d) “Code” means the United States Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board, as described in Section 2.

(f) “Company” means Micromuse Inc., a Delaware corporation.

(g) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(h) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(i) “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week, unless an employee whose customary employment is less than these thresholds is otherwise required to be eligible to participate under local law. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(j) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means the market price of Stock, determined by the Committee as follows:

(i) If the Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

(ii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

(l) “IPO” means the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the United States Securities and Exchange Commission.

(m) “Non-423 Plan” means an employee stock purchase plan which does not meet the requirements set forth in Code Section 423.

(n) “Offering Period” means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a). (Please note: This sub-section does not apply to Participants who enroll on or after February 1, 2005, please refer to Section 18. Sub-Plan.)

(o) “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

(p) “Participating Company” means (i) the Company and (ii) each present or future Affiliate designated by the Committee as a Participating Company. In the event that the Participating Company is not a Subsidiary, it shall be designated for participation in the Non-423 Plan.

(q) “Plan” means this Micromuse Inc. 1998 Employee Stock Purchase Plan, as it may be amended from time to time.

(r) “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(s) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(t) “Section 423 Plan” means an employee stock purchase plan which is designed to meet the requirements set forth in Code Section 423.

(u) “Stock” means the Common Stock of the Company.

(v) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 18. SUB-PLAN

Sub-Plan to the

Micromuse Inc.

1998 Employee Stock Purchase Plan

For New Participants

As of February 1, 2005

I. PURPOSE OF THE SUB-PLAN.

Micromuse Inc. has established the 1998 Employee Stock Purchase Plan (the “Plan”) to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to qualify under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such requirements.

Sections 2 and 3 of the Plan specifically authorize the Committee to adopt rules and make other policy decisions with regard to the administration and operation of the Plan. The Committee has determined that it is appropriate and advisable to establish a Sub-Plan to the Plan, with effect from February 1, 2005, for the purpose of allowing Eligible Employees to participate in a modified form of the Plan beginning with the February 1, 2005 Offering Period in order to reduce the expense charge associated with the offering of this equity program. The terms of the Plan shall, subject to the modifications in the following rules, constitute the Sub-Plan to the Micromuse Inc.1998 Employee Stock Purchase Plan for New Participants as of February 1, 2005 (the “Sub-Plan”).

II. TERMS OF THE SUB-PLAN.

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan. The term set out below will have the following meaning:

“Offering Periods”, for purposes of the Sub-Plan, means a 6-months period with respect to which the right to purchase Stock may be granted under the Sub-Plan, as determined pursuant to Section 4(a).

III. ELIGIBILITY TO PARTICIPATE IN THE SUB-PLAN.

A. All Eligible Employees who are not currently participating in the Plan as of February 1, 2005 and who enroll in any Offering Period which commences on or after February 1, 2005, shall be deemed to be participating in the Sub-Plan.

B. All Eligible Employees who are currently participating in the Plan and who continue to participate in any Offering Period which commences after February 1, 2005, shall be deemed to be participating in the Sub-Plan.

SECTION 4. ENROLLMENT AND PARTICIPATION.

THE FOLLOWING SUB-SECTIONS OF SECTION 4 WILL REPLACE THE EQUIVALENT SUB-SECTIONS FOUND IN THE PLAN FOR PURPOSES OF THE OPERATION OF THE SUB-PLAN:

(a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the six-month periods commencing on each August 10 and February 10, except that the first six-month Offering Period for purposes of the Sub-Plan shall commence on February 1, 2005 and end on July 31, 2005 and will not overlap with the Offering Period beginning on August 10, 2005. The duration and timing of Offering Periods may be changed or modified by the Committee.

(b) Accumulation Periods. While the Sub-Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each August 10 and February 10, except that the first Accumulation Period for purposes of the Sub-Plan shall commence on February 1, 2005 and end on July 31, 2005 and will not overlap with the Offering Period beginning on August 10, 2005. The duration and timing of Accumulation Periods may be changed or modified by the Committee.

(e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 8(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period or (B) the end of his or her participation under Subsection (d) above.

(ii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period of the Sub-Plan that commences immediately after the end of the prior Offering Period.

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

THE FOLLOWING SUB-SECTION OF SECTION 8 WILL REPLACE THE EQUIVALENT SUB-SECTION FOUND IN THE PLAN FOR PURPOSES OF THE OPERATION OF THE SUB-PLAN:

(b) Purchase Price. For purposes of the Sub-Plan, the purchase price for each share of stock purchased at the close of an Offering Period shall be 85% of the Fair Market Value of such share on the last trading day of the applicable Offering Period (as determined under Section 4(e)).

SECTION 19. EXECUTION.

To record the amendment and restatement of the Plan by the Board on July 27, 2005, the Company has caused its authorized officer to execute the same.

MICROMUSE INC.

By:	/s/ Lloyd A. Carney
Title:	Chief Executive Officer

AUSTRALIA ADDENDUM

for the

1988 EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose

This Addendum (the “Australian Addendum”) to the Micromuse Inc. 1998 Employee Stock Purchase Plan is hereby adopted to set forth certain rules which, together with those provisions of the U.S. Plan which are not modified by this addendum to ensure compliance with the Class Order (see below)), shall govern the operation of the Plan with respect to Australian-resident employees of Micromuse and its Participating Companies located in Australia. The Plan is intended to comply with the provisions of the Corporations Act 2001, ASIC Policy Statement 49 and ASIC Class Order 03/184 (the “Class Order”).

2.	Definitions

Except as set out below, capitalized terms used herein shall have the meaning ascribed to them in the U.S. Plan. In the event of any conflict between these provisions and the U.S. Plan, these provisions shall prevail.

For the purposes of this Australian Addendum:

“ASIC” means the Australian Securities & Investments Commission;

“Australian Subsidiary(ies)” means Micromuse Australia Pty Ltd;

“Company” means Micromuse, Inc.;

“Micromuse” means Micromuse, Inc.;

“Plan” means the U.S. Plan as modified for implementation in Australia by the Australian Addendum;

“Stock” means the common stock, US$0.01 par value, of the Company; and

“U.S. Plan” means the Micromuse, Inc. 1998 Employee Stock Purchase Plan.

3.	Forms of Awards

Only ordinary shares of Stock and options or rights to acquire shares of Stock shall be awarded or offered under the Plan in Australia.

4.	Employees

In Australia, the Plan must be extended only to persons who at the time of the offer are full or part-time employees or directors of the Company or an Australian Subsidiary.

5.	Form of Offer

5.1	Any offer made in Australia to participate in the Plan must be included in a document (“Offer Document”) which sets out the terms of the offer and which must include or be accompanied by a copy of the rules of the Plan, or a summary of the rules of the Plan. Where a summary only is provided with the offer, the Offer Document must include an undertaking that during the Offering Period, the Company or its Australian subsidiary will, within a reasonable period of the offeree so requesting, provide the offeree without charge with a copy of the rules of the Plan.

The Offer Document must also state:

(a)	the name of the Australian bank where the offeree’s contributions are held;

(b)	the length of time they may be held;

(c)	the rate of interest payable (if any) on the contributions held in the account.

5.2	The Company must take reasonable steps to ensure that any offeree to whom an offer is made is given a copy of the Offer Document.

6.	Australian Dollar Equivalent of Purchase Price at Offer Date

The Offer Document must specify the Australian dollar equivalent of the Purchase Price of the Stock as if the Purchase Price formula were applied at the date of the Offer Document.

7.	Updated Purchase Price Information

The Offer Document must include an undertaking that the Company will, during the Offering Period and within a reasonable period of an offeree so requesting, make available to the offeree the following information:

(i)	the Australian dollar equivalent of the current market price of shares in the same class as the shares of Stock to which the offer relates; and

(ii)	the Australian dollar equivalent of the Purchase Price,

as at the date of the offeree’s request.

For the purposes of this clause, the current market price of a share of Stock shall be taken as the closing price published by the National Association of Securities Dealers on the NASDAQ National Market for the previous trading day.

8.	Exchange Rate for Australia Dollar Equivalent of the Purchase Price

For the purposes of clauses 6 and 7, the Australian dollar equivalent of the Purchase Price and current market price of shares of Stock shall be calculated by reference to the Australian/U.S. dollar exchange rate published by an Australian bank (the “Bank”) no earlier than the business day before the day to which the price relates.

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9.	No Loan or Financial Assistance

Neither the Company nor any Australian Subsidiary may offer offerees any loan or other financial assistance for the purpose of, or in connection with, acquiring the Stock to which the offer relates.

10.	Restriction on Capital Raising: 5% limit

The number of shares of Stock that are the subject of the offer under the Plan, or to be received on exercise of an option when aggregated with:

(a)	the number of shares of Stock in the same class which would be issued were each outstanding offer of shares of Stock or Option to acquire unissued shares of Stock under the Plan or any other employee share scheme of the Company, accepted or exercised (as the case may be); and

(b)	the number of shares of Stock in the same class issued during the previous five years pursuant to the Plan or any other employee share scheme extended only to employees or directors of the Company or of associated bodies corporate of the Company;

but disregarding any offer made, or option acquired or shares of Stock issued by way or as a result of:

(c)	an offer to a person situated at the time of receipt of the offer outside Australia;

(d)	an offer that was an excluded offer or invitation within the meaning of the Corporations Law as it stood prior to 13 March 2000;

(e)	an offer that did not require disclosure to investors because of section 708 of the Corporations Act 2001;

(f)	an offer that did not require the giving of a Product Disclosure Statement because of section 1012D of the Corporations Act 2001; or

(g)	an offer made under a disclosure document or a Product Disclosure Statement,

must not exceed 5% of the total number of issued shares in that class of shares of the Company as at the time of the offer or invitation.

11.	Lodgment of Offer Document with the ASIC

A copy of the Offer Document (which need not contain details of the offer particular to the offeree such as the identity or entitlement of that offeree) and each accompanying document must be provided to ASIC not later than 7 days after the provision of that material to the offeree.

12.	Compliance with Undertakings

The Company or an Australian Subsidiary must comply with any undertaking required to be made in the Offer Document by reason of the Class Order.

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13.	Contribution Plan

All deductions from wages or salary made in connection with participation in the Plan must be authorized by the offeree on the same form of application which is used in respect of the offer, or on a form that is included in or accompanies the Offer Document.

Any contributions made by an offeree as part of the Plan must be held by the Company in trust for the offeree in an account of an Australian bank (the “Bank”) which is established and kept by the Company solely for the purpose of depositing contribution moneys and other money paid by offerees for the Stock on offer under the Plan.

The Australian offeree may elect to discontinue their participation in the Plan under procedures established under the Plan at any time up to the end of each Accumulation Period. As soon as practicable after that election is made, all money deposited with the bank in relation to that offeree including any accumulated interest must be repaid to that offeree.

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